[LOGO OMITTED]


                                     FY2005
                           VARIABLE COMPENSATION PLAN


                                 Mike Zuckerman

OBJECTIVES

     The specific aim of the 2005 Variable Compensation Plan is to focus Sales and Business Development Management on Immersion's revenue goals, and to reward achievement of those goals.

     In addition to his base salary, Mike is eligible to receive quarterly payments under Immersion's 2005 Variable Compensation Plan.

ELIGIBILITY

     Mike is eligible to participate in the 2005 Variable Compensation Plan for all of 2005.

      Eligibility will be subject to the review and approval of the Director of Human Resources and the President/CEO. This Variable Compensation Plan replaces all prior Variable Compensation Plans whether established in offer letters, employment agreements, established for prior periods or the current period.


COMMISSION ADMINISTRATION

     The commission plan is effective from the beginning to the end of the fiscal year. Immersion may cancel, suspend or revise this program for any reason at any time.

     Payments will be made as payroll checks and will be subject to the usual mandatory withholding of federal and state income and employment taxes. All variable compensation payments will be paid approximately 45 days after the end of each quarter, once the revenues have been finalized, the earnings have been announced for that quarter, and synchronized with the next payroll period.

     Nothing in this plan shall in any way diminish or limit the Company's right to terminate the employment of any participant, at-will, at any time. All employees of the company are employed on an "at-will" basis, which means that either the employee or the company may terminate the relationship at any time with the understanding that neither party has the obligation to base that decision on any reason other than their intent not to continue the employment relationship.

     For purposes of these plans, if for any reason the participant's employment with Immersion terminates, the last day of work is defined as the last day on which work duties are actually performed by the participant. Specifically excluded from eligibility for variable compensation determinations are all periods of pay in lieu of notice, severance, or any other post-termination benefits or compensation period.


MANAGEMENT'S DISCRETION

         The terms of the Variable Compensation plan does not form part of any employee's contract of employment and no employee will have or become entitled to any rights or damages or other compensation during or on the termination of their employment in respect of the loss or alteration of any rights or expectations they may have under this plan at any time. All Variable Compensation payments are at the discretion of management, and the provisions of this plan can be changed at any time, including termination of the plan.

VARIABLE COMPENSATION PLAN DESIGN

         Summary:

         Quarterly Variable Compensation (QVC) payments are paid based on actual revenue. Revenue is defined as sales that are recognizable by Immersion for the quarterly period as reported in the quarterly audited financial statements. It is not cash-in. Development contracts are usually recognized on a percentage complete basis. Extended warranties and software maintenance contracts are usually recognized over the life of the contract. Thus commissions are earned and paid as the revenue is recognized, as defined above.

         In general, QVC is earned based equally on revenue performance for the current quarter, and on revenue performance year-to-date. You must achieve at least critical percentages of each metric in order to earn QVC for that metric. There is no cap or limit on how much QVC can be earned; it is totally driven by revenue.

         Formula:

         Mike's variable compensation is based on revenues from the total revenue generated from Grants and all 3D, Microscribe, Industrial and Automotive products sold worldwide. Mike has a quarterly quota based on these revenues, and his Quarterly Variable Compensation (QVC) will be paid quarterly based on the following computations:

     o Quarterly Gross Commission (QGC) will be calculated based on Mike's Year-To-Date (YTD) Revenue.

     o The QGC will equal {the actual YTD revenue at the end of the quarter less the YTD revenues of the previous quarter} X the Variable Compensation Rate. Thus the QGC for the quarter is:

          Q(n)GC = [Q(n)YTD Revenue - Q(n-1) YTD Revenue] X VCR

          The QGC is the maximum Variable Compensation that may be earned in that quarter. How much of the QGC is actually earned is determined by the following two variables.

     o One half (1/2) of the QGC is earned based on a Quarterly Performance Factor (QPF). QPF is calculated based on the quarterly revenue as a percentage of quarterly quota achieved:

     o One half (1/2) of the QGC is earned based on a Year-to-Date Performance Factor (YPF). YPF is calculated based on the YTD revenue as a percentage of YTD quota achieved.

     o    Quarterly Variable Compensation (QVC) =

                                  (QGC/2) X QPF
                                        +
                                  (QGC/2) X YPF

**Mike's Quarterly and Annual Performance Factors for 3D/Microscribe/Industrial, Automotive and Grants are attached below by division (Attachment A).

The above has been read, understood and agreed.



         /s/ Michael Zuckerman
         ------------------------------------------
         Mike Zuckerman





         /s/ Victor Viegas
         ------------------------------------------
         Vic Viegas, President & CEO





         /s/ Tino Silva
         ------------------------------------------
         Tino Silva, Director of Human Resources

                              Attachment A (1of 2)


3D - Industrial - Microscribe Plan

                  YTD Revenue                        Variable Compensation Rate
                  -----------                        --------------------------
                     $0 to $4,500,000                          0.5 %
                  > $4,500,000                                 2.0 %

                  Quarterly Quota Achieved                     QPF
                  ------------------------                     ---
                  0% to 200%                                   100%

                  Quarterly Quota Achieved                     YPF
                  ------------------------                     ---
                  0% to 200%                                   100%

                  Quarter           Quarter Quota              YTD Quota
                  ----------        ----------------           -----------
                  1                   $1,168,292                $1,168,292
                  2                   $1,400,948                $2,569,240
                  3                   $1,666,103                $4,235,343
                  4                   $1,784,760                $6,020,103


Automotive Variable Compensation Plan

                  YTD Revenue                        Variable Compensation Rate
                  -----------                        --------------------------
                     $0 to $1,750,000                          0.5 %
                  > $1,750,000                                 2.0 %

                  Quarterly Quota Achieved                     QPF
                  ------------------------                     ----
                  0% to 200%                                   100%

                  Quarterly Quota Achieved                     YPF
                  ------------------------                     ---
                  0% to 200%                                   100%

                  Quarter           Quarter Quota              YTD Quota
                  ----------        ----------------           -----------
                  1                   $341,001                  $341,001
                  2                   $426,002                  $767,003
                  3                   $476,001                $1,243,004
                  4                   $476,001                $1,719,005

Grant  Variable Compensation Plan

                  YTD Revenue                        Variable Compensation Rate
                  -----------                        --------------------------
                     $0 & UP                                   0.5 %

                  Quarterly Quota Achieved                     QPF
                  -------------------------                    ----
                  0% to 200%                                   100%

                  Quarterly Quota Achieved                     YPF
                  ------------------------                     ---
                  0% to 200%                                   100%

                  Quarter           Quarter Quota              YTD Quota
                  ----------        ----------------           -----------
                  1                   $125,000                 $341,001
                  2                   $125,000                 $250,000
                  3                   $125,000                 $375,000
                  4                   $125,000                 $500,000